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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): June 30, 1997


                          ICIFC SECURED ASSETS CORP.
            (Exact Name of Registrant as Specified in its Charter)


                                  California
                (State or Other Jurisdiction of Incorporation)


     333-8439                                        33-071-5871
(Commission File Number)               (I.R.S. Employer Identification No.)


                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
         (Address of Principal Executive Offices, Including Zip Code)


                                (714) 556-0122
             (Registrant's Telephone Number, Including Area Code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)   Not applicable.

     (b)   No applicable.

     (c)   Exhibit No.:

           1.1 Pooling and Servicing Agreement dated as of June 1, 1997, among the Registrant, ICI Funding Corporation and Bankers Trust Company of California, N.A.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ICIFC SECURED ASSETS CORP.



Date: July 15, 1997
                              By:/s/ Richard Johnson
                                 --------------------------------------------
                              Name: Richard Johnson
                              Title: Chief Financial Officer and Secretary

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                               Index to Exhibits
                               -----------------

Exhibit No.              Description
-----------              -----------

     1.1 Pooling and Servicing Agreement dated as of June 1, 1997, among the Registrant, ICI Funding Corporation and Bankers Trust Company of California, N.A.

                                       4